UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2015

VALERO ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	1-36232	90-1006559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Effective March 1, 2015, Valero Energy Partners LP (the Partnership) entered into a contribution agreement (the Contribution Agreement) pursuant to which Valero Energy Corporation, through its wholly owned subsidiaries, Valero Terminaling and Distribution Company (VTDC), Valero Refining-New Orleans, L.L.C. (VR-NO and, together with VTDC, the Contributors) and Valero Energy Partners GP LLC (the General Partner) contributed to the Partnership (the Contribution) all of the outstanding membership interests of Valero Partners Houston, LLC (Valero Houston) and Valero Partners Louisiana, LLC (Valero Louisiana), in exchange for (i) a cash distribution of $571.2 million to VTDC, (ii) the issuance of 399,120 common units representing limited partner interests in the Partnership (Common Units) to VTDC and 1,508,980 Common Units to VR-NO, and (iii) the issuance of 38,941 general partner units representing general partner interests in the Partnership (General Partner Units) to the General Partner. The cash distribution was funded with $211.2 million of the Partnership’s cash on hand, $200.0 million of borrowings under the Partnership’s revolving credit facility, and $160.0 million of proceeds from a subordinated loan agreement (described below in this Item 1.01).
The term “Valero,” when used in this report, may refer to Valero Energy Corporation, to one or more of its subsidiaries, or all of them taken as a whole (other than the Partnership or its subsidiaries or the General Partner) as the context requires.
Valero Houston and Valero Louisiana are engaged in the business of terminaling crude oil, intermediates, and refined petroleum products at terminals in Texas and Louisiana (collectively, the Houston and St. Charles Terminal Services Business), as more fully described below:

•
Houston Terminal. Valero Houston operates a crude oil, intermediates, and refined petroleum products terminal that supports Valero’s Houston, Texas refinery (the Houston Terminal). The terminal is located on the Houston ship channel and has storage tanks with 3.6 million barrels of storage capacity.

•
St. Charles Terminal. Valero Louisiana operates a crude oil, intermediates, and refined petroleum products terminal that supports Valero’s St. Charles Refinery located in Norco, Louisiana (the St. Charles Terminal). The terminal is located on the Mississippi River and has storage tanks with 10 million barrels of storage capacity.

Valero owns (i) the 2% general partner interest in the Partnership, (ii) all incentive distribution rights in the Partnership, and (iii) a 70% limited partner interest in the Partnership. Certain officers of Valero (including Joseph W. Gorder who is Valero’s Chairman of the Board, President and Chief Executive Officer) also serve as officers and/or directors of the Partnership and its subsidiaries. Additionally, the Partnership and Valero have certain commercial relationships as further described in the Partnership’s Annual Report on Form10-K for the year ended December 31, 2014, which descriptions are incorporated herein by reference.
The terms of the Contribution were determined pursuant to negotiations between the Partnership and the conflicts committee of the board of directors of the General Partner, which is composed solely of independent directors. The conflicts committee retained independent legal and financial advisors to assist in evaluating and negotiating the Contribution. The conflicts committee approved the Contribution and recommended approval of the Contribution to the General Partner’s board of directors, which then approved the Contribution.
Effective March 1, 2015, the following documents were executed in connection with the Contribution.

Contribution Agreement
The Partnership entered into the Contribution Agreement with the Contributors and the General Partner, which provides for, among other things, the contribution by the Contributors and the General Partner of their interests in Valero Houston and Valero Louisiana, in exchange for (i) a cash distribution of $571.2 million to VTDC, (ii) the issuance of 399,120 Common Units to VTDC and 1,508,980 Common Units to VR-NO, and (iii) the issuance of 38,941 General Partner Units to the General Partner. The Contribution Agreement contains customary representations, warranties, covenants, and indemnities.
The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Schedules to Omnibus Agreement
The Partnership entered into amended and restated schedules (the Amended Omnibus Schedules) to the Amended and Restated Omnibus Agreement, dated as of July 1, 2014 (the Omnibus Agreement), among Valero, the General Partner, the Partnership, and certain of their respective subsidiaries. The Amended Omnibus Schedules join Valero Houston and Valero Louisiana as parties to the Omnibus Agreement and include the following modifications, among others:

•
the indemnification obligations of Valero and the Partnership under the Omnibus Agreement were extended to apply to the Houston Terminal and the St. Charles Terminal in substantially the same manner as the assets acquired by the Partnership in its initial public offering;

•
the annual administrative fee payable by the Partnership was increased from $9.3 million per year to $10.4 million per year. The increase in the fee of $1.1 million will be prorated for the remainder of 2015 based on the number of days from March 1, 2015 to December 31, 2015; and

•	the grant to Valero of a right of first refusal with respect to the Houston Terminal and the St. Charles Terminal.
The Amended Omnibus Schedules are governed by the terms of the Omnibus Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.02. The foregoing description of the Amended Omnibus Schedules is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.03 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Services and Secondment Agreement
The General Partner entered into the Amended and Restated Services and Secondment Agreement (the Amended Services Agreement) with Valero, which amends and restates the Services and Secondment Agreement entered into on December 16, 2013 in connection with the Partnership’s initial public offering, as subsequently amended, to provide for the additional secondment of employees to the General Partner for the provision of services with respect to the Houston and St. Charles Terminal Services Business.
The forgoing description of the Amended Services Agreement is not complete and is qualified in its entirety by reference to the Amended Services Agreement which is filed as Exhibit 10.04 to this Current Report on Form 8-K and incorporated herein by reference.

Terminal Services Schedules
The Partnership and Valero entered into commercial agreements with respect to each of the Houston Terminal and the St. Charles Terminal in the form of additional schedules (the Schedules) to the Master Terminal Services Agreement (together with the schedules thereto, the Terminal Services Agreement) entered into on December 16, 2013 in connection with the Partnership’s initial public offering. The Schedules provide for inflation escalators, have initial terms of 10 years, and, in the case of the Houston Terminal, provide Valero an option to renew for one additional five-year term, and, in the case of the St. Charles Terminal, provide Valero an option to renew for an additional term through January 31, 2030. The Schedules are governed by the terms of the Terminal Services Agreement, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.05. The description of the Terminal Services Agreement in the Partnership’s Current Report on Form 8-K filed on December 16, 2013 is incorporated herein by reference.
The Schedules provide for, among other things, the following:

•
Houston Terminal. The Partnership will charge Valero for terminaling services at the Houston Terminal. Valero will pay a fee of $0.227 per barrel for throughput volumes up to 315,921 barrels per day and $0.05 per barrel for throughput volumes in excess of 315,921 barrels per day. Valero will be obligated to deliver for throughput a quarterly average of at least 300,000 barrels per day at the terminal.

•
St. Charles Terminal. The Partnership will charge Valero for terminaling services at the St. Charles Terminal. Valero will pay a fee of $0.516 per barrel for throughput volumes up to 435,695 barrels per day and $0.05 per barrel for throughput volumes in excess of 435,695 barrels per day. Valero will be obligated to deliver for throughput a quarterly average of at least 390,000 barrels per day at the terminal.

The foregoing description of the Schedules is not complete and is qualified in its entirety by reference to the Schedules which are filed as Exhibits 10.06 and 10.07 to this Current Report on Form 8-K and incorporated herein by reference.
Lease and Access Agreements
Valero Houston entered into a Lease and Access Agreement with Valero, pursuant to which Valero Houston will lease the land on which the Houston Terminal is located. The term of the agreement is for 10 years with four automatic successive renewal periods of five years each. Either party may terminate by providing written notice within 180 days of such period. Initially, Valero Houston will pay $1.7 million per year as base rent, subject to an annual inflation escalator. Valero Houston will also pay customary expense reimbursement for taxes, utilities, and similar costs incurred by Valero related to the leased premises.
Valero Louisiana entered into a Lease and Access Agreement with Valero, pursuant to which Valero Louisiana will lease the land on which the St. Charles Terminal is located. The term of the agreement is for 10 years with four automatic successive renewal periods of five years each, provided that the final renewal period will end on December 31, 2044. Either party may terminate by providing written notice within 180 days of such period. Initially, Valero Louisiana will pay $4.7 million per year as base rent, subject to an annual inflation escalator. Valero Louisiana will also pay customary expense reimbursement for taxes, utilities, and similar costs incurred by Valero related to the leased premises.
Each Lease and Access Agreement contains customary terms regarding the rights and obligations of the parties with respect to maintenance of the leased premises, alterations to the leased premises, and maintenance of certain types of insurance, as well as customary default, remedy, and indemnity provisions.

The foregoing descriptions of the Lease and Access Agreements are not complete and are qualified in their entirety by reference to the Lease and Access Agreements which are filed as Exhibits 10.08 and 10.09 to this Current Report on Form 8-K and incorporated herein by reference.
Subordinated Credit Agreement (Term Loan)
The Partnership (as borrower) and Valero (as lender) entered into a Subordinated Credit Agreement (Loan Agreement) under which the Partnership borrowed cash in the amount of $160.0 million (the Loan). The Partnership used the cash proceeds from the Loan as partial payment of the cash distribution made under the Contribution Agreement. The Loan has a maturity date of March 1, 2020, at which time the borrower promises to pay to the lender the then unpaid principal amount of the Loan. The Loan may be prepaid at any time without penalty; amounts repaid or prepaid may not be reborrowed. The Loan will bear interest, at the Partnership’s option, at either: (a) the LIBO Rate (as defined in the Loan Agreement) plus the applicable margin, or (b) the Prime Rate (as defined in the Loan Agreement) plus the applicable margin. Accrued interest on the outstanding Loan balance is payable in arrears on each Interest Payment Date (as defined in the Loan Agreement) and the maturity date.
The payment of amounts owing under the Loan Agreement are subordinated to the obligations of the Partnership under its revolving credit agreement with third-party lenders. The Loan Agreement contains customary terms regarding covenants, representations, default, and remedies, including covenants that limit the creation of liens, the incurrence of debt by the Partnership or its subsidiaries, the payment of distributions, and the entry into securitization transactions, sale/leaseback transactions, certain restrictive agreements, consolidations, mergers, and the sale of all or substantially all assets. The Loan Agreement also includes a covenant that requires, as of the last day of each fiscal quarter, the Partnership’s ratio of Consolidated Total Debt (as defined in the Loan Agreement) as of such day to Consolidated EBITDA (as defined in the Loan Agreement) for the four-quarter period ending on such day not to exceed 5.0 to 1.0 (or 5.5 to 1.0 during a specified acquisition period). The Loan is subject to acceleration upon the occurrence of an event of default.
The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by reference to the Loan Agreement which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 1, 2015, the Partnership completed the Contribution pursuant to the terms of the Contribution Agreement. The Partnership, the General Partner, and Valero have various relationships with one another. The information set forth in Item 1.01 regarding the Contribution Agreement and the relationships among the Partnership, the General Partner, and Valero is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 regarding the Loan Agreement entered into between the Partnership and Valero in connection with the Contribution is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 regarding the issuance of Common Units to VTDC and VR-NO and the issuance of General Partner Units to the General Partner in connection with the Contribution is incorporated into this Item 3.02 by reference. The issuance of the Common Units and General Partner Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended under Section 4(a)(2), as a transaction by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Audited historical combined financial statements of the Houston and St. Charles Terminal Services Business as of and for the years ended December 31, 2014 and 2013, together with the related notes to the combined financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
(b) Pro Forma Financial Information.
Unaudited pro forma consolidated financial statements of Valero Energy Partners LP as of December 31, 2014 and for each of the years in the three-year period ended December 31, 2014, together with the related notes to the unaudited pro forma consolidated financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

10.01	Contribution Agreement, dated March 1, 2015, by and among Valero Refining-New Orleans, L.L.C., Valero Terminaling and Distribution Company, and Valero Energy Partners LP.
10.02
Amended and Restated Omnibus Agreement, dated July 1, 2014, by and among Valero Energy Corporation, Valero Marketing and Supply Company, Valero Terminaling and Distribution Company, The Premcor Refining Group Inc., The Premcor Pipeline Co., Valero Energy Partners LP, Valero Energy Partners GP LLC, Valero Partners Operating Co. LLC, Valero Partners EP, LLC, Valero Partners Lucas, LLC, Valero Partners Memphis, LLC, Valero Partners North Texas, LLC, Valero Partners South Texas, LLC and Valero Partners Wynnewood, LLC - incorporated by reference to Exhibit 10.2 to the Partnership’s Current Report on Form 8-K dated July 1, 2014, and filed July 1, 2014 (SEC File No. 1-36232).

10.03
Amendment and Restatement of Schedules to Amended and Restated Omnibus Agreement, dated March 1, 2015, by and among Valero Energy Corporation, Valero Marketing and Supply Company, Valero Partners Memphis, LLC, Valero Terminaling and Distribution Company, The Premcor Refining Group Inc., The Premcor Pipeline Co., Valero Energy Partners LP, Valero Energy Partners GP LLC, Valero Partners Operating Co. LLC, Valero Partners EP, LLC, Valero Partners Lucas, LLC, Valero Partners North Texas, LLC, Valero Partners South Texas, LLC, Valero Partners Wynnewood, LLC, Valero Partners Houston, LLC and Valero Partners Louisiana, LLC.

10.04
Amended and Restated Services and Secondment Agreement, dated March 1, 2015, by and among Valero Services, Inc., Valero Refining Company-Tennessee, L.L.C., Valero Refining-Texas, L.P., and Valero Energy Partners GP LLC.

10.05
Master Terminal Services Agreement, dated December 16, 2013, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company - incorporated by reference to Exhibit 10.7 to the Partnership’s Current Report on Form 8-K dated December 16, 2013, and filed December 20, 2013 (SEC File No. 1-36232).

10.06	Terminal Services Schedule (Houston Terminal), dated March 1, 2015, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company.
10.07	Terminal Services Schedule (St. Charles Terminal), dated March 1, 2015, by and between Valero Partners Operating Co. LLC and Valero Marketing and Supply Company.
10.08	Lease and Access Agreement dated as of March 1, 2015, between Valero Refining-Texas, L.P. and Valero Partners Houston, LLC.
10.09	Lease and Access Agreement dated as of March 1, 2015, between Valero Refining-New Orleans, L.L.C. and Valero Partners Louisiana, LLC.
10.10	Subordinated Credit Agreement dated as of March 2, 2015, by and between Valero Energy Partners LP and Valero Energy Corporation and the parties named therein.
23.1	Consent of KPMG LLP, independent registered public accounting firm.
99.1
Audited historical combined financial statements of the Houston and St. Charles Terminal Services Business as of and for the years ended December 31, 2014 and 2013, together with the related notes to the combined financial statements.

99.2
Unaudited pro forma consolidated financial statements of Valero Energy Partners LP as of December 31, 2014 and for each of the years in the three-year period ended December 31, 2014, together with the related notes to the unaudited pro forma consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY PARTNERS LP
(Registrant)

		By:	Valero Energy Partners GP LLC,
its general partner

Date:	March 5, 2015	By:	/s/ Donna M. Titzman
Donna M. Titzman
Senior Vice President, Chief Financial Officer,
and Treasurer
(Principal Financial and Accounting Officer)